                                                Provident Mutual
                                                Insurance and Financial Services

PROXY CARD (Card 1)                        Member ID

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS
                                     BELOW.

1. To (i) adopt and approve the Plan of Conversion and the other transactions contemplated by the Plan of Conversion, including without limitation (x) the transactions contemplated by the Merger Agreement and (y) the vote or written consent by the Conversion Agent of the shares issued by Provident in favor of the adoption of the Merger Agreement, and (ii) amend and restate the Articles of Incorporation of Provident in the form attached as Exhibit B to the Plan of Conversion (the full text of the Plan of Conversion is set forth as Annex B to the joint proxy statement/prospectus); and

2. To amend the Articles of Incorporation of Provident in the form attached as Annex F to the joint proxy statement/prospectus such that the aggregate consideration received by eligible members under a plan of conversion may be allocated among eligible members using a formula that takes into account the contribution to Provident's surplus of the various classes of policies and contracts of the eligible members and such other factors as Provident's Board may deem appropriate.

WITH RESPECT TO BOTH OF THE FOREGOING
PROPOSALS, THE PROXIES SHALL VOTE:        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


         ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

------------------------------------------------
SIGNATURE                                   DATE

------------------------------------------------
SIGNATURE                                   DATE

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866)-541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

PLEASE MARK YOUR VOTE, SIGN, DATE AND MAIL THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
PROXY CARD (Card 1)

This signed Proxy hereby constitutes and appoints Mellon Investor Services LLC (the "Conversion Agent"), Mary Lynn Finelli and John P. Duke, and each of them, with power of substitution, attorneys and proxies to appear and vote for the undersigned at the special meeting of members of Provident Mutual Life Insurance Company (the "Company" or "Provident"), as described in the joint proxy statement/prospectus, and the undersigned hereby instructs said proxies to vote as directed on the front of this card or, if no direction is given, "FOR" both proposals.

The sponsored demutualization will not change your premiums or reduce your policy benefits, values, guarantees or other policy obligations of Provident to its policyholders. Also, policy dividends will continue to be paid as declared annually (although, as always, dividends are not guaranteed and may vary from year to year due to changes in experience).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" BOTH PROPOSALS.

Eligible members who are not members of record on the record date for the second proposal, as described in the joint proxy statement/ prospectus, will only be eligible to vote on the first proposal.


Please use this space for a name or address correction.

Note: This correction applies to sponsored demutualization correspondence only. Contact your company representative to make a correction on your policies and contracts.

         ---------------------------------------------------------------------
         (Name)

         ---------------------------------------------------------------------
         (Street Address)                   (Apt. #)

         ---------------------------------------------------------------------
         (City, State, Zip Code)

         (-----) -------------------------------------------------------------
         (Daytime Phone Number)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY.
          If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                     Provident Mutual Life Insurance Company
                                PO Box 3327
                         So. Hackensack, NJ 07606-9843
--------------------------------------------------------------------------------

                                                Provident Mutual
                                                Insurance and Financial Services

MEMBER RECORD
CARD (Card 2)                           Member ID

If the sponsored demutualization becomes effective, eligible members will receive consideration. Preliminary estimates of your consideration, shown below, are subject to change and were calculated subject to the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. In particular, if the NFS average closing price is between $36.86 and $47.71 per share, you will be allocated shares of Provident with an ESTIMATED VALUE as shown in Box (1) below. If the NFS average closing price is $36.86 per share or below, an ESTIMATE OF THE NUMBER OF SHARES to be allocated to you is shown in Box (2) below, with the VALUE of those shares to be based on the actual NFS average closing price. To be an eligible member you must have owned a Provident policy that was in force on December 14, 2001.

You will receive NFS Class A common stock as your consideration unless you elect cash on Card 4.

Policy/Contract Number         Form of Consideration
----------------------          ---------------------

                                              BOX (1)
                       If NFS Average Closing Price is between $36.86 and $47.71

               YOUR TOTAL ESTIMATED
               CONSIDERATION:

                                              BOX (2)
                      If NFS Average Closing Price is $36.86 or below

               YOUR TOTAL ESTIMATED
               CONSIDERATION:

               Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization information Center toll-free at
               (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1)(201) 296-4361.

                        RETAIN THIS CARD - DO NOT RETURN
                   READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                Provident Mutual
                                                Insurance and Financial Services

MEMBER RECORD CARD (Card 2)

Our records show that you were the owner of the policies and contracts listed on the front of this card as of December 14, 2001, the date the board adopted the Plan of Conversion.

If the sponsored demutualization becomes effective, eligible members will receive consideration in exchange for their membership interests in Provident. Preliminary estimates of your consideration, shown on the front of this card, are subject to change and were calculated based on the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. For an NFS average closing price between $36.86 and $47.71 per share, Box (1) on the front of this card provides an estimated dollar amount of consideration. For an NFS average closing price of $36.86 per share or below, Box (2) on the front of this card provides an estimated number of allocated shares, the value of which would be based on the actual NFS average closing price. If the NFS average closing price is $36.86 per share or below, the value of your total consideration will be less than the value shown in Box (1) on the front of this card. The NFS average closing price is the volume-weighted average of the sale prices of NFS Class A common stock for the 15 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the transaction. We will advise you of your actual amount of consideration when it is distributed to you following the closing date.

You will receive your consideration in the form of NFS Class A common stock unless you elect to receive cash on Card 4. You must fill out and return Card 4 to exercise your cash election option. If, however, you prefer NFS Class A common stock, you do not need to return Card 4.

For more information on the form and amount of consideration see "Forms of Consideration" and "Allocation of Consideration" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                                Provident Mutual
                                                Insurance and Financial Services


TAXPAYER IDENTIFICATION CARD (Card 3)           Member ID

  IS THIS YOUR CORRECT                       IF NO PLEASE CORRECT
TAXPAYER IDENTIFICATION                      IN THE SPACE PROVIDED
        NUMBER?                                             Substitute Form W-9
                                                             [GRAPHIC REMOVED]





You must complete and return this card to confirm and certify your taxpayer identification number, even if the number shown above is correct. Without certification, we may be required by law towithhold 30% of any cash payment and of any cash dividends payable to you on NFS Class A common stock, and you may be subject to a $50 IRS penalty.

For individuals, your Taxpayer Identification Number is your Social Security Number. For other taxpayers, it is your Employer Identification Number.
Certification: Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

------------------------------------------------------           ---------------
                        SIGNATURE                                      DATE

                  READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                Provident Mutual
                                                Insurance and Financial Services

TAXPAYER IDENTIFICATION CARD (Card 3)

                      YOU SHOULD SIGN AND RETURN THIS CARD
                WHETHER OR NOT YOU VOTE ON THE PLAN OF CONVERSION
         AND EVEN IF THE TAXPAYER IDENTIFICATION NUMBER SHOWN IS CORRECT

WITHOUT THIS SIGNED CARD, WE MAY BE REQUIRED TO WITHHOLD 30% OF ANY CASH PAYMENT TO YOU.

Certification Instructions: You must cross out item 2 on the reverse side if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please refer to the instructions in Annex K of the joint proxy statement/prospectus.

For a joint account, only the person whose taxpayer identification number is shown on the reverse side should sign.

If you are not a U.S. citizen or other U.S. person, including a resident alien individual, you must complete and return the appropriate IRS Form W-8 (e.g., W-8BEN or W-8IMY) in order to avoid U.S. federal income tax withholding on payments to you. Please contact the IRS or our Sponsored Demutualization Information Center toll-free at (866) 541-9692 to obtain the appropriate form or more information. If you are calling from outside the United States, please dial (+1) (201) 296-4361.

Note: Your certification on this card applies only to any consideration received in the sponsored demutualization and future dividends on NFS Class A common stock and does not apply to any policy or contract records.

          If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                     Provident Mutual Life Insurance Company
                                   PO Box 3327
                          So. Hackensack, NJ 07606-9843

                                                Provident Mutual
                                                Insurance and Financial Services


FORM OF CONSIDERATION CARD (Card 4)             Member ID

DO NOT return this card if you prefer NFS Class A common stock.

Mark this box ("X") to elect cash.      [   ]

                         ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. Mark, sign, date and mail this card promptly, using the enclosed envelope.

-------------------------------------------------
SIGNATURE                                   DATE

-------------------------------------------------
SIGNATURE                                   DATE

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1)(201) 296-4361.

                 READ IMPORTANT INFORMATION ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

                                                Provident Mutual
                                                Insurance and Financial Services
FORM OF CONSIDERATION CARD (Card 4)

         If the sponsored demutualization becomes effective, eligible members will receive consideration. Refer to Card 2 for ESTIMATES of your total consideration. These estimates are only preliminary calculations and are subject to change. You may elect consideration in the form of cash instead of NFS Class A common stock.

         If you prefer cash, mark the box on the front of this card, sign, date and return it in the enclosed envelope. Eligible members who make no election on the front of this card, or who do not return this card, will receive NFS Class A common stock. Any election must apply to all, and not less than all, of your consideration.

         If you prefer NFS Class A common stock instead of cash, do not return this card. If you return this card without the cash election box marked or without proper signature(s), we will assume you prefer NFS Class A common stock.

         Because there will be a limit to the amount of funds available to pay cash to all eligible members who elect cash, it is possible some eligible members who elect cash may receive NFS Class A common stock instead. For more information see "Limits on amounts available for Elective Cash and Optional Policy Credit Consideration" in the joint proxy statement/prospectus.

         For more information about forms of consideration and the consequences of electing one form of consideration over another, including possible tax consequences, see "Forms of Consideration" and "Factors to Consider When Making an Election For Cash or Stock" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
PROXY CARD (Card 1)                                                Member ID

               THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                        VOTE "FOR" THE PROPOSALS BELOW.

 1. To (i) adopt and approve the Plan of Conversion and the other transactions contemplated by the Plan of Conversion, including without limitation (x) the transactions contemplated by the Merger Agreement and (y) the vote or written consent by the Conversion Agent of the shares issued by Provident in favor of the adoption of the Merger Agreement, and (ii) amend and restate the Articles of Incorporation of Provident in the form attached as Exhibit B to the Plan of Conversion (the full text of the Plan of Conversion is set forth as Annex B to the joint proxy statement/prospectus); and

 2. To amend the Articles of Incorporation of Provident in the form attached as Annex F to the joint proxy statement/prospectus such that the aggregate consideration received by eligible members under a plan of conversion may be allocated among eligible members using a formula that takes into account the contribution to Provident's surplus of the various classes of policies and contracts of the eligible members and such other factors as Provident's Board may deem appropriate.

WITH RESPECT TO BOTH OF THE FOREGOING
PROPOSALS, THE PROXIES SHALL VOTE:    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


ALL ELIGIBLE MEMBERS MUST SIGN

   Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

   -----------------------------------------------
   SIGNATURE                                 DATE



   -----------------------------------------------
   SIGNATURE                                 DATE


     Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

PLEASE MARK YOUR VOTE, SIGN, DATE AND MAIL THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
PROXY CARD (Card 1)

This signed Proxy hereby constitutes and appoints Mellon Investor Services LLC (the "Conversion Agent"), Mary Lynn Finelli and John P. Duke, and each of them, with power of substitution, attorneys and proxies to appear and vote for the undersigned at the special meeting of members of Provident Mutual Life Insurance Company (the "Company" or "Provident"), as described in the joint proxy statement/prospectus, and the undersigned hereby instructs said proxies to vote as directed on the front of this card or, if no direction is given, "FOR" both proposals.

The sponsored demutualization will not change your premiums or reduce your policy benefits, values, guarantees or other policy obligations of Provident to its policyholders. Also, policy dividends will continue to be paid as declared annually (although, as always, dividends are not guaranteed and may vary from year to year due to changes in experience).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" BOTH PROPOSALS.

Eligible members who are not members of record on the record date for the second proposal, as described in the joint proxy statement/prospectus, will only be eligible to vote on the first proposal.

             Please use this space for a name or address correction.
Note: This correction applies to sponsored demutualization correspondence only. Contact your company representative to make a correction on your policies and contracts.

---------------------------------------------------------------------
(Name)

---------------------------------------------------------------------
(Street Address)                   (Apt. #)

---------------------------------------------------------------------
(City, State, Zip Code)

(------) ------------------------------------------------------------
(Daytime Phone Number)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY.
         If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                   PO Box 3327 So. Hackensack, NJ 07606-9843

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
MEMBER RECORD                          Member ID
CARD (Card 2)

If the sponsored demutualization becomes effective, eligible members will receive consideration. Preliminary estimates of your consideration, shown below, are subject to change and were calculated subject to the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. In particular, if the NFS average closing price is between $36.86 and $47.71 per share, you will be allocated shares of Provident with an ESTIMATED VALUE as shown in Column (1) in the table below. If the NFS average closing price is $36.86 per share or below, an ESTIMATE OF THE NUMBER OF SHARES to be allocated to you is shown in Column (2) in the table below, with the VALUE of those shares to be based on the actual NFS average closing price. To be an eligible member you must have owned a Provident policy that was in force on December 14, 2001.

      Policy/Contract Number         Form of Consideration



                                       COLUMN (1)                  COLUMN (2)
                                    If NFS Average             If NFS Average
                                   Closing Price is           Closing Price is
                               between $36.86 and $47.71       $36.86 or below

YOUR TOTAL
ESTIMATED CONSIDERATION:

ESTIMATED CONSIDERATION IN
THE FORM OF NFS CLASS A
COMMON STOCK ELIGIBLE FOR
CASH ELECTION ON CARD 4:

ESTIMATED CONSIDERATION IN
THE FORM OF MANDATORY
POLICY CREDITS:

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                        RETAIN THIS CARD - DO NOT RETURN
                  READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
MEMBER RECORD CARD (Card 2)

Our records show that you were the owner of the policies and contracts listed on the front of this card as of December 14, 2001, the date the board adopted the Plan of Conversion.

If the sponsored demutualization becomes effective, eligible members will receive consideration in exchange for their membership interests in Provident. Preliminary estimates of your consideration, shown on the front of this card, are subject to change and were calculated based on the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. For an NFS average closing price between $36.86 and $47.71 per share, Column (1) on the front of this card provides an estimated dollar amount of consideration. For an NFS average closing price of $36.86 per share or below, Column (2) on the front of this card provides an estimated number of allocated shares, the value of which would be based on the actual NFS average closing price. If the NFS average closing price is $36.86 per share or below, the value of your total consideration will be less than the value shown in Column (1) on the front of this card. The NFS average closing price is the volume-weighted average of the sale prices of NFS Class A common stock for the 15 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the transaction. We will advise you of your actual amount of consideration when it is distributed to you following the closing date.

The row marked "Estimated Consideration in the Form of NFS Class A Common Stock Eligible for Cash Election" on the front of this card shows our estimates of the consideration you are eligible to receive in the form of cash. You must fill out and return Card 4 to exercise your cash election option. If, however, you prefer NFS Class A common stock instead of cash, you do not need to return Card 4.

The row marked "Estimated Consideration in the Form of Mandatory Policy Credits" on the front of this card shows our estimates of the consideration you are required to receive in the form of policy credits.

For more information on the form and amount of consideration see "Forms of Consideration" and "Allocation of Consideration" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
TAXPAYER IDENTIFICATION
CARD (Card 3)                                                      Member ID

    IS THIS YOUR CORRECT                    IF NO PLEASE CORRECT
   TAXPAYER IDENTIFICATION                  IN THE SPACE PROVIDED
           NUMBER?                                         Substitute Form W-9
                                                            [GRAPHIC REMOVED]

You must complete and return this card to confirm and certify your taxpayer identification number, even if the number shown above is correct. Without certification, we may be required by law to withhold 30% of any cash payment and of any cash dividends payable to you on NFS Class A common stock, and you may be subject to a $50 IRS penalty. For individuals, your Taxpayer Identification Number is your Social Security Number. For other taxpayers, it is your Employer Identification Number.

Certification: Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).


------------------------------------------------------          ---------------
                       SIGNATURE                                      DATE

                  READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
TAXPAYER IDENTIFICATION CARD (Card 3)

                      YOU SHOULD SIGN AND RETURN THIS CARD
                WHETHER OR NOT YOU VOTE ON THE PLAN OF CONVERSION
         AND EVEN IF THE TAXPAYER IDENTIFICATION NUMBER SHOWN IS CORRECT

WITHOUT THIS SIGNED CARD, WE MAY BE REQUIRED TO WITHHOLD 30% OF ANY CASH PAYMENT TO YOU.

Certification Instructions: You must cross out item 2 on the reverse side if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please refer to the instructions in Annex K of the joint proxy statement/prospectus.

For a joint account, only the person whose taxpayer identification number is shown on the reverse side should sign.

If you are not a U.S. citizen or other U.S. person, including a resident alien individual, you must complete and return the appropriate IRS Form W-8 (e.g., W-8BEN or W-8IMY) in order to avoid U.S. federal income tax withholding on payments to you. Please contact the IRS or our Sponsored Demutualization Information Center toll-free at (866) 541-9692 to obtain the appropriate form or more information. If you are calling from outside the United States, please dial (+1) (201) 296-4361.

Note: Your certification on this card applies only to any consideration received in the sponsored demutualization and future dividends on NFS Class A common stock and does not apply to any policy or contract records.

          If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                                   PO Box 3327
                         So. Hackensack, NJ 07606-9843

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
FORM OF CONSIDERATION
CARD (Card 4)                                            Member ID

  DO NOT return this card if you prefer NFS Class A common stock.

Mark this box ("X") to elect cash for all consideration
eligible for cash election.                             [ ]



                                   If NFS Average             If NFS Average
                                  Closing Price is            Closing Price
                             between $36.86 and $47.71      is $36.86 or below

ESTIMATE OF THE TOTAL
CONSIDERATION ELIGIBLE
FOR CASH ELECTION:


ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. Mark, sign, date and mail this card promptly, using the enclosed envelope.

-------------------------------------------------
SIGNATURE                                    DATE

-------------------------------------------------
SIGNATURE                                    DATE

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                READ IMPORTANT INFORMATION ON THE REVERSE SIDE.
                                      0002
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
FORM OF CONSIDERATION CARD (Card 4)

If the sponsored demutualization becomes effective, eligible members will receive consideration. Refer to Card 2 for ESTIMATES of your total consideration. These estimates are only preliminary calculations and are subject to change. You may be eligible to elect cash consideration for some or all of your estimated consideration. The estimated consideration for which you may elect cash is shown on the front of this card.

If you prefer cash instead of NFS Class A common stock, mark the box on the front of this card, sign, date and return it in the enclosed envelope. Eligible members who make no election on the front of this card, or who do not return this card, will receive NFS Class A common stock. Any election must apply to all, and not less than all, of your consideration for which you are eligible to make an election.

If you prefer NFS Class A common stock for the consideration for which you are eligible to elect cash, do not return this card. If you return this card without the cash election box marked or without proper signature(s), we will assume you prefer NFS Class A common stock.

If you are required to receive mandatory policy credits under the Plan of Conversion, you will not be able to elect cash instead of these mandatory policy credits. Where this is the case, it is shown in the "Estimated Consideration In the Form of Mandatory Policy Credits" row on Card 2.

Because there will be a limit to the amount of funds available to pay cash to all eligible members who elect cash, it is possible some eligible members who elect cash may receive NFS Class A common stock instead. For more information see "Limits on Amounts Available for Elective Cash and Optional Policy Credit Consideration" in the joint proxy statement/prospectus.

For more information about forms of consideration and the consequences of electing one form of consideration over another, including possible tax consequences, see "Forms of Consideration" and "Factors to Consider When Making an Election For Cash or Stock" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                                Provident Mutual
                                                Insurance and Financial Services

PROXY CARD (Card 1)                                                Member ID
--------------------------------------------------------------------------------

                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
                        A VOTE "FOR" THE PROPOSALS BELOW.

 1. To (i) adopt and approve the Plan of Conversion and the other transactions contemplated by the Plan of Conversion, including without limitation (x) the transactions contemplated by the Merger Agreement and (y) the vote or written consent by the Conversion Agent of the shares issued by Provident in favor of the adoption of the Merger Agreement, and (ii) amend and restate the Articles of Incorporation of Provident in the form attached as Exhibit B to the Plan of Conversion (the full text of the Plan of Conversion is set forth as Annex B to the joint proxy statement/prospectus); and

 2. To amend the Articles of Incorporation of Provident in the form attached as Annex F to the joint proxy statement/prospectus such that the aggregate consideration received by eligible members under a plan of conversion may be allocated among eligible members using a formula that takes into account the contribution to Provident's surplus of the various classes of policies and contracts of the eligible members and such other factors as Provident's Board may deem appropriate.

WITH RESPECT TO BOTH OF THE FOREGOING
PROPOSALS, THE PROXIES SHALL VOTE:      FOR  [ ]     AGAINST [ ]     ABSTAIN [ ]


ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

   -----------------------------------------------
   SIGNATURE                                 DATE

   -----------------------------------------------
   SIGNATURE                                 DATE

   Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

PLEASE MARK YOUR VOTE, SIGN, DATE AND MAIL THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
PROXY CARD (Card 1)

         This signed Proxy hereby constitutes and appoints Mellon Investor Services LLC (the "Conversion Agent"), Mary Lynn Finelli and John P. Duke, and each of them, with power of substitution, attorneys and proxies to appear and vote for the undersigned at the special meeting of members of Provident Mutual Life Insurance Company (the "Company" or "Provident"), as described in the joint proxy statement/prospectus, and the undersigned hereby instructs said proxies to vote as directed on the front of this card or, if no direction is given, "FOR" both proposals.

         The sponsored demutualization will not change your premiums or reduce your policy benefits, values, guarantees or other policy obligations of Provident to its policyholders. Also, policy dividends will continue to be paid as declared annually (although, as always, dividends are not guaranteed and may vary from year to year due to changes in experience).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" BOTH PROPOSALS.

         Eligible members who are not members of record on the record date for the second proposal, as described in the joint proxy statement/prospectus, will only be eligible to vote on the first proposal.

             Please use this space for a name or address correction.

 Note: This correction applies to sponsored demutualization correspondence only. Contact your company representative to make a correction on your policies and contracts.
  _____________________________________________________________________
(Name)
 _____________________________________________________________________
(Street Address) (Apt. #)
 _____________________________________________________________________
(City, State, Zip Code)
 (_____) _______________________________________________________________
(Daytime Phone Number)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY.
          If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                     Provident Mutual Life Insurance Company
                                   PO Box 3327
                          So.Hackensack, NJ 07606-9843

                                                Provident Mutual
                                                Insurance and Financial Services
MEMBER RECORD
CARD (Card 2)
                                                                    Member ID
--------------------------------------------------------------------------------

If the sponsored demutualization becomes effective, eligible members will receive consideration. Preliminary estimates of your consideration, shown below, are subject to change and were calculated subject to the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. In particular, if the NFS average closing price is between $36.86 and $47.71 per share, you will be allocated shares of Provident with an ESTIMATED VALUE as shown in Column (1) in the table below. If the NFS average closing price is $36.86 per share or below, an ESTIMATE OF THE NUMBER OF SHARES to be allocated to you is shown in Column (2) in the table below, with the VALUE of those shares to be based on the actual NFS average closing price. To be an eligible member you must have owned a Provident policy that was in force on December 14, 2001.

      Policy/Contract Number         Form of Consideration
    -------------------------       -----------------------




----------------------------------------------------------------------------------------------------------------------
                                            COLUMN (1)                                 COLUMN (2)

                                            If NFS Average Closing Price is            If NFS Average Closing Price is
                                            between $36.86 and $47.71                  $36.86 or below
----------------------------------------------------------------------------------------------------------------------

YOUR TOTAL
ESTIMATED CONSIDERATION:
----------------------------------------------------------------------------------------------------------------------
ESTIMATED CONSIDERATION IN THE FORM OF
MANDATORY POLICY CREDITS:
----------------------------------------------------------------------------------------------------------------------
ESTIMATED
CONSIDERATION IN THE
FORM OF MANDATORY CASH:
----------------------------------------------------------------------------------------------------------------------

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

RETAIN THIS CARD - DO NOT RETURN
READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
MEMBER RECORD CARD (Card 2)

        Our records show that you were the owner of the policies and contracts listed on the front of this card as of December 14, 2001, the date the board adopted the Plan of Conversion.

        If the sponsored demutualization becomes effective, eligible members will receive consideration in exchange for their membership interests in Provident. Preliminary estimates of your consideration, shown on the front of this card, are subject to change and were calculated based on the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. For an NFS average closing price between $36.86 and $47.71 per share, Column (1) on the front of this card provides an estimated dollar amount of consideration. For an NFS average closing price of $36.86 per share or below, Column (2) on the front of this card provides an estimated number of allocated shares, the value of which would be based on the actual NFS average closing price. If the NFS average closing price is $36.86 per share or below, the value of your total consideration will be less than the value shown in Column (1) on the front of this card. The NFS average closing price is the volume-weighted average of the sale prices of NFS Class A common stock for the 15 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the transaction. We will advise you of your actual amount of consideration when it is distributed to you following the closing date.

        Your consideration will be in the form of cash or policy credits as shown by the boxes on the front of this card. Please refer to "Forms of Consideration" in the joint proxy statement/prospectus.

        For more information on the form and amount of consideration see "Forms of Consideration" and "Allocation of Consideration" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                                PROVIDENT MUTUAL
                                                Insurance and Financial Services
TAXPAYER IDENTIFICATION
CARD (Card 3)                                                      Member ID
--------------------------------------------------------------------------------



    IS THIS YOUR CORRECT   ----------------------------     IF NO PLEASE CORRECT
   TAXPAYER IDENTIFICATION                                 IN THE SPACE PROVIDED
          NUMBER?          ----------------------------

                                                             Substitute Form W-9
                                                               [graphic here]


   You must complete and return this card to confirm and certify your taxpayer identification number, even if the number shown above is correct. Without certification, we may be required by law to withhold 30% of any cash payment and of any cash dividends payable to you on NFS Class A common stock, and you may be subject to a $50 IRS penalty.

   For individuals, your Taxpayer Identification Number is your Social Security Number. For other taxpayers, it is your Employer Identification Number.

   Certification: Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).


--------------------------------------------------               ---------------
                    SIGNATURE                                          DATE



                  READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                Insurance and Financial Services
TAXPAYER IDENTIFICATION CARD (Card 3)

                      YOU SHOULD SIGN AND RETURN THIS CARD
                WHETHER OR NOT YOU VOTE ON THE PLAN OF CONVERSION
         AND EVEN IF THE TAXPAYER IDENTIFICATION NUMBER SHOWN IS CORRECT

    WITHOUT THIS SIGNED CARD, WE MAY BE REQUIRED TO WITHHOLD 30% OF ANY CASH
                                PAYMENT TO YOU.


Certification Instructions: You must cross out item 2 on the reverse side if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please refer to the instructions in Annex K of the joint proxy statement/prospectus.

For a joint account, only the person whose taxpayer identification number is shown on the reverse side should sign.

If you are not a U.S. citizen or other U.S. person, including a resident alien individual, you must complete and return the appropriate IRS Form W-8 (e.g., W-8BEN or W-8IMY) in order to avoid U.S. federal income tax withholding on payments to you. Please contact the IRS or our Sponsored Demutualization Information Center toll-free at (866) 541-9692 to obtain the appropriate form or more information. If you are calling from outside the United States, please dial (+1) (201) 296-4361.

Note: Your certification on this card applies only to any consideration received in the sponsored demutualization and future dividends on NFS Class A common stock and does not apply to any policy or contract records.

 If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                                  PO Box 3327
                          So. Hackensack, NJ 07606-9843

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES


                                      0003
 -------------------------------------------------------------------------------


                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES

PROXY CARD (Card 1)                      Member ID

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
PROPOSALS BELOW.

 1 To (i) adopt and approve the Plan of Conversion and the other transactions contemplated by the Plan of Conversion, including without limitation (x) the transactions contemplated by the Merger Agreement and (y) the vote or written consent by the Conversion Agent of the shares issued by Provident in favor of the adoption of the Merger Agreement, and (ii) amend and restate the Articles of Incorporation of Provident in the form attached as Exhibit B to the Plan of Conversion (the full text of the Plan of Conversion is set forth as Annex B to the joint proxy statement/prospectus); and

 2. To amend the Articles of Incorporation of Provident in the form attached as Annex F to the joint proxy statement/prospectus such that the aggregate consideration received by eligible members under a plan of conversion may be allocated among eligible members using a formula that takes into account the contribution to Provident's surplus of the various classes of policies and contracts of the eligible members and such other factors as Provident's Board may deem appropriate.

WITH RESPECT TO BOTH OF THE FOREGOING
PROPOSALS, THE PROXIES SHALL VOTE:     [ ] FOR      [ ] AGAINST     [ ] ABSTAIN


                         ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

-----------------------------------------------
SIGNATURE                                  DATE

-----------------------------------------------
SIGNATURE                                  DATE

Questions? See joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

PLEASE MARK YOUR VOTE, SIGN, DATE AND MAIL THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES

PROXY CARD (Card 1)

This signed Proxy hereby constitutes and appoints Mellon Investor Services LLC (the "Conversion Agent"), Mary Lynn Finelli and John P. Duke, and each of them, with power of substitution, attorneys and proxies to appear and vote for the undersigned at the special meeting of members of Provident Mutual Life Insurance Company (the "Company" or "Provident"), as described in the joint proxy statement/prospectus, and the undersigned hereby instructs said proxies to vote as directed on the front of this card or, if no direction is given, "FOR" both proposals.

The sponsored demutualization will not change your premiums or reduce your policy benefits, values, guarantees or other policy obligations of Provident to its policyholders. Also, policy dividends will continue to be paid as declared annually (although, as always, dividends are not guaranteed and may vary from year to year due to changes in experience).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" BOTH PROPOSALS.

Eligible members who are not members of record on the record date for the second proposal, as described in the joint proxy statement/prospectus, will only be eligible to vote on the first proposal.

            Please use this space for a name or address correction.

Note: This correction applies to sponsored demutualization correspondence only. Contact your company representative to make a correction on your policies and contracts.

--------------------------------------------------------------------
(Name)

--------------------------------------------------------------------
(Street Address) (Apt. #)

--------------------------------------------------------------------
(City, State, Zip Code)

(-----) ------------------------------------------------------------
(Daytime Phone Number)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY.
         If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                    PO Box 3327 So. Hackensack, NJ
                                   07606-9843
--------------------------------------------------------------------------------

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES

MEMBER RECORD                         Member ID
CARD (Card 2)

If the sponsored demutualization becomes effective, eligible members will receive consideration. Preliminary estimates of your consideration, shown below, are subject to change and were calculated subject to the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. In particular, if the NFS average closing price is between $36.86 and $47.71 per share, you will be allocated shares of Provident with an ESTIMATED VALUE as shown in Column (1) in the table below. If the NFS average closing price is $36.86 per share or below, an ESTIMATE OF THE NUMBER OF SHARES to be allocated to you is shown in Column (2) in the table below, with the VALUE of those shares to be based on the actual NFS average closing price. To be an eligible member you must have owned a Provident policy that was in force on December 14, 2001.

As a qualified plan customer, you will generally receive optional policy credits, subject to limitations described in the joint proxy statement/prospectus. Instead of optional policy credits, you may elect to receive cash or NFS Class A common stock on Card 4. If you are also separately eligible to receive NFS Class A common stock and wish to elect cash instead of NFS Class A common stock, you may elect cash on Card 4.

Policy/Contract Number         Form of Consideration



                                         COLUMN (1)                COLUMN (2)
                                      If NFS Average            If NFS Average
                                     Closing Price is          Closing Price is
                                  between $36.86 and $47.71    $36.86 or below


YOUR TOTAL
ESTIMATED CONSIDERATION:

ESTIMATED CONSIDERATION IN THE
FORM OF OPTIONAL POLICY CREDITS
ELIGIBLE FOR CASH OR NFS CLASS A
COMMON STOCK ELECTION ON CARD 4

ESTIMATED CONSIDERATION IN THE
FORM OF NFS CLASS A COMMON STOCK
ELIGIBLE FOR CASH ELECTION ON
CARD 4:

ESTIMATED CONSIDERATION IN THE FORM
OF MANDATORY POLICY CREDITS:

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                        RETAIN THIS CARD - DO NOT RETURN
                   READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
MEMBER RECORD CARD (Card 2)

Our records show that you were the owner of the policies and contracts listed on the front of this card as of December 14, 2001, the date the Board adopted the Plan of Conversion.

If the sponsored demutualization becomes effective, eligible members will receive consideration in exchange for their membership interests in Provident. Preliminary estimates of your consideration, shown on the front of this card, are subject to change and were calculated based on the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. For an NFS average closing price between $36.86 and $47.71 per share, Column (1) on the front of this card provides an estimated dollar amount of consideration. For an NFS average closing price of $36.86 per share or below, Column (2) on the front of this card provides an estimated number of allocated shares, the value of which would be based on the actual

NFS average closing price. If the NFS average closing price is $36.86 per share or below, the value of your total consideration will be less than the value shown in Column (1) on the front of this card. The NFS average closing price is the volume-weighted average of the sale prices of NFS Class A common stock for the 15 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the transaction. We will advise you of your actual amount of consideration when it is distributed to you following the closing date.

The "Total Estimated Consideration" row on the front of this card shows our estimates of the total consideration you will receive in the sponsored demutualization. The "Estimated Consideration in the Form of Optional Policy Credits" row shows the estimated amount of consideration you are eligible to receive as a qualified plan customer and for which you may elect cash or NFS Class A common stock instead of optional policy credits. The "Estimated Consideration in the Form of NFS Class A common stock Eligible for Cash Election" row shows the estimated consideration you are eligible to receive in a capacity other than as a qualified plan customer, and for which you are eligible to elect to receive cash instead of NFS Class A common stock. You must fill out and return Card 4 to exercise your election options. If, however, you prefer optional policy credits for the consideration you receive as a qualified plan customer and NFS Class A common stock for any other consideration with respect to which you are eligible to elect cash, you do not need to return Card 4.

You may also be required to receive some consideration in the form of mandatory policy credits. Estimates of the amount of consideration you are required to receive in this form are shown in the "Estimated Consideration in the Form of Mandatory Policy Credits" row on the front of this card. Please refer to "Forms of Consideration" in the joint proxy statement/prospectus.

For more information on the amount and form of consideration see "Allocation of Consideration" and "Forms of Consideration" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.
--------------------------------------------------------------------------------

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES

TAXPAYER IDENTIFICATION                 Member ID
CARD (Card 3)

   IS THIS YOUR CORRECT                   IF NO PLEASE CORRECT
 TAXPAYER IDENTIFICATION                  IN THE SPACE PROVIDED
        NUMBER?                                            Substitute Form W-9
                                                          [                    ]

You must complete and return this card to confirm and certify your taxpayer identification number, even if the number shown above is correct. Without certification, we may be required by law to withhold 30% of any cash payment and of any cash dividends payable to you on NFS Class A common stock, and you may be subject to a $50 IRS penalty.

For individuals, your Taxpayer Identification Number is your Social Security Number. For other taxpayers, it is your Employer Identification Number.

Certification: Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

-------------------------------------------------                ---------------
                  SIGNATURE                                            DATE

                   READ IMPORTANT INFORMATION ON REVERSE SIDE.
--------------------------------------------------------------------------------
                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
TAXPAYER IDENTIFICATION CARD (Card 3)

                      YOU SHOULD SIGN AND RETURN THIS CARD
                WHETHER OR NOT YOU VOTE ON THE PLAN OF CONVERSION
         AND EVEN IF THE TAXPAYER IDENTIFICATION NUMBER SHOWN IS CORRECT

WITHOUT THIS SIGNED CARD, WE MAY BE REQUIRED TO WITHHOLD 30% OF ANY CASH PAYMENT TO YOU.

Certification Instructions: You must cross out item 2 on the reverse side if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please refer to the instructions in Annex K of the joint proxy statement/prospectus.

For a joint account, only the person whose taxpayer identification number is shown on the reverse side should sign.

If you are not a U.S. citizen or other U.S. person, including a resident alien individual, you must complete and return the appropriate IRS Form W-8 (e.g., W-8BEN or W-8IMY) in order to avoid U.S. federal income tax withholding on payments to you. Please contact the IRS or our Sponsored Demutualization Information Center toll-free at (866) 541-9692 to obtain the appropriate form or more information. If you are calling from outside the United States, please dial (+1) (201) 296-4361.

Note: Your certification on this card applies only to any consideration received in the sponsored demutualization and future dividends on NFS Class A common stock and does not apply to any policy or contract records.

     If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                                  PO Box 3327
                         So. Hackensack, NJ 07606-9843
--------------------------------------------------------------------------------

                                                PROVIDENT MUTUAL
                                                INSURANCE AND FINANCIAL SERVICES
FORM OF CONSIDERATION
CARD (Card 4)                          Member ID

Our Plan of Conversion defines you as a Qualified Plan Customer.

Return this card only if you are making an election.

Mark ONE box ("X") to elect a form of
consideration other than optional
policy credits.                       [ ] Cash  [ ] NFS Class A Common  Stock


                                  If NFS Average                If NFS Average
                                 Closing Price is              Closing Price is
                              between $36.86 and $47.71         $36.86 or below

ESTIMATE OF THE TOTAL
CONSIDERATION ELIGIBLE FOR
CASH OR NFS CLASS A COMMON
STOCK ELECTION:



Mark this box ("X") to elect cash instead of NFS
Class A common stock.                           [ ] Cash




                                  If NFS Average                If NFS Average
                                 Closing Price is              Closing Price is
                              between $36.86 and $47.71         $36.86 or below

ESTIMATE OF THE TOTAL
CONSIDERATION ELIGIBLE
FOR CASH ELECTION ONLY:



                         ALL ELIGIBLE MEMBERS MUST SIGN

Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. Mark, sign, date and mail this card promptly, using the enclosed envelope.


                -------------------------------------------------
                SIGNATURE                                    DATE

                -------------------------------------------------
                SIGNATURE                                    DATE

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                READ IMPORTANT INFORMATION ON THE REVERSE SIDE.
                                      0005
--------------------------------------------------------------------------------
                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES
FORM OF CONSIDERATION CARD (Card 4)

If the Plan of Conversion becomes effective, eligible members will receive consideration in exchange for their membership interests. Refer to Card 2 for ESTIMATES of your consideration. These estimates are only preliminary calculations and are subject to change.

If you prefer cash or NFS Class A common stock instead of the optional policy credits allocated to you, mark the appropriate upper box on the front of this card, sign, date and return it in the enclosed envelope. If this card is returned with both of the top boxes marked or without proper signature(s), or if this card is not returned, we will assume you prefer optional policy credits. Any election must apply to all, and not less than all, the optional policy credits allocated to you.

If you prefer cash instead of the NFS Class A common stock which you are eligible to receive, mark the lower box on the front of this card, sign, date and return it in the enclosed envelope. Any election made with respect to the NFS Class A common stock must apply to all, and not less than all, of the NFS Class A common stock for which you are eligible to make a cash election. If you return this card without the lower cash election box marked or without proper signature(s), we will assume you prefer NFS Class A common stock for this portion of your consideration.

Return this card only if you are making an election to receive a different form of consideration.

If Card 2 indicates that you are eligible only for mandatory policy credits with respect to certain policies or contracts, you will automatically receive mandatory policy credits for those policies or contracts.


Because there will be a limit to the amount of funds available to pay optional policy credits and elective cash, it is possible some eligible members who elect cash or who would otherwise receive optional policy credits may receive NFS Class A common stock instead. For more information, see the section titled "Limits on Amounts Available for Elective Cash and Optional Policy Credit Consideration" in the joint proxy statement/prospectus.

For more information about forms of consideration and the consequences of electing one form of consideration over another, including possible tax consequences, see "Forms of Consideration" and "Factors to Consider When Making an Election for Cash or Stock" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.
--------------------------------------------------------------------------------

                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES

                                                   Member ID

PROXY CARD (Card 1)

               THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                        VOTE "FOR" THE PROPOSALS BELOW.

 1. To (i) adopt and approve the Plan of Conversion and the other transactions contemplated by the Plan of Conversion, including without limitation (x) the transactions contemplated by the Merger Agreement and (y) the vote or written consent by the Conversion Agent of the shares issued by Provident in favor of the adoption of the Merger Agreement, and (ii) amend and restate the Articles of Incorporation of Provident in the form attached as Exhibit B to the Plan of Conversion (the full text of the Plan of Conversion is set forth as Annex B to the joint proxy statement/prospectus); and

 2. To amend the Articles of Incorporation of Provident in the form attached as Annex F to the joint proxy statement/prospectus such that the aggregate consideration received by eligible members under a plan of conversion may be allocated among eligible members using a formula that takes into account the contribution to Provident's surplus of the various classes of policies and contracts of the eligible members and such other factors as Provident's Board may deem appropriate.

WITH RESPECT TO BOTH OF THE FOREGOING

PROPOSALS, THE PROXIES SHALL VOTE:    [ ] FOR   [ ] AGAINST     [ ] ABSTAIN


                         ALL ELIGIBLE MEMBERS MUST SIGN

     Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

-----------------------------------------------
SIGNATURE                       DATE

-----------------------------------------------
SIGNATURE                       DATE

     Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

PLEASE MARK YOUR VOTE, SIGN, DATE AND MAIL THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

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                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES


PROXY CARD (Card 1)

This signed Proxy hereby constitutes and appoints Mellon Investor Services LLC (the "Conversion Agent"), Mary Lynn Finelli and John P. Duke, and each of them, with power of substitution, attorneys and proxies to appear and vote for the undersigned at the special meeting of members of Provident Mutual Life Insurance Company (the "Company" or "Provident"), as described in the joint proxy statement/prospectus, and the undersigned hereby instructs said proxies to vote as directed on the front of this card or, if no direction is given, "FOR" both proposals.

The sponsored demutualization will not change your premiums or reduce your policy benefits, values, guarantees or other policy obligations of Provident to its policyholders. Also, policy dividends will continue to be paid as declared annually (although, as always, dividends are not guaranteed and may vary from year to year due to changes in experience).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, "FOR" BOTH PROPOSALS.

Eligible members who are not members of record on the record date for the second proposal, as described in the joint proxy statement/prospectus, will only be eligible to vote on the first proposal.

             Please use this space for a name or address correction.

Note: This correction applies to Sponsored Demutualization correspondence only. Contact your company representative to make a correction on your policies and contracts.


----------------------------------------------------------------------------
(Name)

----------------------------------------------------------------------------
(Street Address)                                (Apt. #)

----------------------------------------------------------------------------
(City, State, Zip Code)

(        )
----------------------------------------------------------------------------
(Daytime Phone Number)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

         If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                                  PO Box 3327
                         So. Hackensack, NJ 07606-9843

                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES

                                                   Member ID
MEMBER RECORD
CARD (Card 2)

If the sponsored demutualization becomes effective, eligible members will receive consideration. Preliminary estimates of your consideration, shown below, are subject to change and were calculated subject to the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/prospectus. In particular, if the NFS average closing price is between $36.86 and $47.71 per share, you will be allocated shares of Provident with an ESTIMATED VALUE as shown in Box (1) below. If the NFS average closing price is $36.86 per share or below, an ESTIMATE OF THE NUMBER OF SHARES to be allocated to you is shown in Box (2) below, with the VALUE of those shares to be based on the actual NFS average closing price. To be an eligible member you must have owned a Provident policy that was in force on December 14, 2001.

As a qualified plan customer, you will generally receive optional policy credits, subject to limitations described in the joint proxy statement/prospectus. However, by appropriately marking, signing, dating and returning Card 4 you may elect to receive cash or NFS Class A common stock instead of optional policy credits.

      Policy/Contract Number         Form of Consideration


                                    BOX (1)
            If NFS Average Closing Price is between $36.86 and $47.71
            ---------------------------------------------------------
            YOUR TOTAL ESTIMATED
            CONSIDERATION:


                                     BOX (2)
            If NFS Average Closing Price is $36.86 or below
            ---------------------------------------------------------
            YOUR TOTAL ESTIMATED
            CONSIDERATION:

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                        RETAIN THIS CARD - DO NOT RETURN
                   READ IMPORTANT INFORMATION ON REVERSE SIDE.

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                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES


MEMBER RECORD CARD (Card 2)

Our records show that you were the owner of the policies and contracts listed on the front of this card as of December 14, 2001, the date the Board adopted the Plan of Conversion.

If the sponsored demutualization becomes effective, eligible members will receive consideration in exchange for their membership interests in Provident. Preliminary estimates of your consideration, shown on the front of this card, are subject to change and were calculated based on the assumptions set forth in the "Allocation of Consideration" section of the joint proxy statement/ prospectus. For an NFS average closing price between $36.86 and $47.71 per share, Box (1) on the front of this card provides an estimated dollar amount of consideration. For an NFS average closing price of $36.86 per share or below, Box (2) on the front of this card provides an estimated number of allocated shares, the value of which would be based on the actual NFS average closing price. If the NFS average closing price is $36.86 per share or below, the value of your total consideration will be less than the value shown in Box (1) on the front of this card. The NFS average closing price is the volume-weighted average of the sale prices of NFS Class A common stock for the 15 consecutive trading days ending on the fifth trading day immediately preceding the closing date of the transaction. We will advise you of your actual amount of consideration when it is distributed to you following the closing date.

As a qualified plan customer, you will receive your consideration in the form of Optional Policy Credits unless you elect to receive cash or NFS Class A common stock on Card 4. You must fill out and return Card 4 to exercise your election options. If you prefer optional policy credits you do not need to return Card 4.

For more information on the amount and form of consideration see "Forms of Consideration" and "Allocation of Consideration" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.

                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES

                                                   Member ID

TAXPAYER IDENTIFICATION
CARD (Card 3)

     IS THIS YOUR CORRECT                   IF NO PLEASE CORRECT
     TAXPAYER IDENTIFICATION                IN THE SPACE PROVIDED
          NUMBER?                                          Substitute Form W-9
                                                            [GRAPHIC REMOVED]

You must complete and return this card to confirm and certify your taxpayer identification number, even if the number shown above is correct. Without certification, we may be required by law to withhold 30% of any cash payment and of any cash dividends payable to you on NFS Class A common stock, and you may be subject to a $50 IRS penalty.

For individuals, your Taxpayer Identification Number is your Social Security Number. For other taxpayers, it is your Employer Identification Number.

Certification: Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

-----------------------------------------------                ---------------
                SIGNATURE                                          DATE

                   READ IMPORTANT INFORMATION ON REVERSE SIDE.
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                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES


TAXPAYER IDENTIFICATION CARD (Card 3)

                      YOU SHOULD SIGN AND RETURN THIS CARD
                WHETHER OR NOT YOU VOTE ON THE PLAN OF CONVERSION
         AND EVEN IF THE TAXPAYER IDENTIFICATION NUMBER SHOWN IS CORRECT

WITHOUT THIS SIGNED CARD, WE MAY BE REQUIRED TO WITHHOLD 30% OF ANY CASH PAYMENT TO YOU.

Certification Instructions: You must cross out item 2 on the reverse side if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please refer to the instructions in Annex K of the joint proxy statement/prospectus.

For a joint account, only the person whose taxpayer identification number is shown on the reverse side should sign.

If you are not a U.S. citizen or other U.S. person, including a resident alien individual, you must complete and return the appropriate IRS Form W-8 (e.g., W-8BEN or W-8IMY) in order to avoid U.S. federal income tax withholding on payments to you. Please contact the IRS or our Sponsored Demutualization Information Center toll-free at (866) 541-9692 to obtain the appropriate form or more information. If you are calling from outside the United States, please dial (+1) (201) 296-4361.

Note: Your certification on this card applies only to any consideration received in the sponsored demutualization and future dividends on NFS Class A common stock and does not apply to any policy or contract records.

          If the enclosed envelope is lost, please return this card to:
                  Sponsored Demutualization Information Center
                    Provident Mutual Life Insurance Company
                                  PO Box 3327
                         So. Hackensack, NJ 07606-9843

                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES

                                                   Member ID
FORM OF CONSIDERATION
CARD (Card 4)

Our Plan of Conversion defines you as a Qualified Plan Customer.

DO NOT return this card if you prefer optional policy credits.

Mark ONE box ("X") to elect a form of consideration other than optional policy credits.

                        [ ] Cash                   [ ] NFS Class A
                                                       Common Stock


                         ALL ELIGIBLE MEMBERS MUST SIGN



Sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. Mark, sign, date and mail this card promptly, using the enclosed envelope.

-------------------------------------------------
SIGNATURE                                    DATE

-------------------------------------------------
SIGNATURE                                    DATE

Questions? See the joint proxy statement/prospectus and call our Sponsored Demutualization Information Center toll-free at (866) 541-9692 weekdays, 8 a.m. to 6 p.m. Eastern Time, or visit www.providentmutual.com. If you are calling from outside the United States, dial (+1) (201) 296-4361.

                READ IMPORTANT INFORMATION ON THE REVERSE SIDE.

                                      0004

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                                               PROVIDENT MUTUAL
                                               INSURANCE AND FINANCIAL SERVICES

FORM OF CONSIDERATION CARD (Card 4)

If the Plan of Conversion becomes effective, eligible members will receive consideration in exchange for their membership interests. Refer to Card 2 for ESTIMATES of your consideration. These estimates are only preliminary calculations and are subject to change. You may elect consideration in the form of cash or NFS Class A common stock instead of optional policy credits.

If you prefer cash or NFS Class A common stock for your consideration, mark the appropriate box on the front of this card, sign, date and return it in the enclosed envelope. If this card is returned with more than one election box marked or without proper signature(s), or if this card is not returned, we will assume you prefer optional policy credits. Any election must apply to all, and not less than all, the consideration allocated to you.


If you prefer optional policy credits for your consideration, do not return this card.

Because there will be a limit to the amount of funds available to pay optional policy credits and elective cash, it is possible some qualified plan customers who elect cash or who would otherwise receive optional policy credits may receive NFS Class A common stock instead. For more information see the section titled "Limits on Amounts Available for Elective Cash and Optional Policy Credit Consideration" in the joint proxy statement/prospectus.

For more information about forms of consideration and the consequences of electing one form of consideration over another, including possible tax consequences, see "Forms of Consideration" and "Factors to Consider When Making an Election for Cash or Stock" under "Principal Terms of the Plan of Conversion" in the joint proxy statement/prospectus.